UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 27, 2013, the Compensation Committee of the Company’s Board of Directors approved the forms of a Stock Option Award Agreement, Stock Appreciation Right Award Agreement and Restricted Stock Award Agreement for grants to participants in the Gentherm Incorporated 2013 Equity Incentive Plan (the “2013 Plan”). Copies of the forms of award agreements are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

10.1	Form of Gentherm Incorporated 2013 Equity Incentive Plan Stock Option Award Agreement

10.2	Form of Gentherm Incorporated 2013 Equity Incentive Plan Stock Appreciation Right Award Agreement

10.3	Form of Gentherm Incorporated 2013 Equity Incentive Plan Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips
Vice-President and General Counsel

Date: June 27, 2013

Exhibit Index

Number	Description

10.1	Form of Gentherm Incorporated 2013 Equity Incentive Plan Stock Option Award Agreement

10.2	Form of Gentherm Incorporated 2013 Equity Incentive Plan Stock Appreciation Right Award Agreement

10.3	Form of Gentherm Incorporated 2013 Equity Incentive Plan Restricted Stock Award Agreement